SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):    June 4, 1999



                   INTERNATIONAL MULTIFOODS CORPORATION
           (Exact name of registrant as specified in its charter)




     Delaware                    1-6699                   41-0871880
(State or other jurisdiction  (Commission             (I.R.S. Employer
 of incorporation)             File Number)          Identification No.)




200 East Lake Street, Wayzata, Minnesota                        55391
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    (612) 594-3300



                              Not applicable
       (Former name or former address, if changed since last report)



Item 5.     Other Events.


     On June 4, 1999, International Multifoods Corporation (the "Company") announced that it has sold its discontinued Venezuelan agriculture and animal feeds business, Alimentos Super-S, C.A., to La Caridad Group. See the Company's press release dated June 4, 1999, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.

(c)     Exhibits.

     99.1 Press release of International Multifoods Corporation dated June 4, 1999.




                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL MULTIFOODS CORPORATION



Date:  June 4, 1999                 By  /s/ Dennis R. Johnson
                                      ----------------------------------
                                        Dennis R. Johnson
                                        Vice President and Controller






                             EXHIBIT INDEX


99.1     Press release of International Multifoods Corporation dated
         June 4, 1999.